UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2008

PURE BIOFUELS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50903	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 1050 Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

1-310-402-5916
(Registrant's telephone number, including area code)

9440 Little Santa Monica Blvd., Suite 401
Beverly Hills, CA 90210
___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

FDS Note and Warrants

FDS Note

On November 4, 2008, PURE BIOFUELS CORP. (the “Company” or “Payor”) executed a PROMISSORY NOTE (the “FDS Note”) promising to pay to FDS Corporation S.A (“FDS”), a Panama corporation or its permitted assigns (“Payee”) with an address at Via España 122 piso 14, Edificio Banco de Boston, Ciudad de Panamá, Republica de Panamá, in lawful money of the United States of America and in immediately available funds, the principal amount of ONE MILLION DOLLARS ($1,000,000.00).  Payor shall pay the principal amount to Payee in one (1) installment of $1,000,000.00 on the earlier of (a) January 15, 2009 and (b) the date Payor enters into an agreement with Banco Internacional del Perú - Interbank (“Interbank Peru”) pursuant to which Interbank Peru will provide term loan financing for Payor and/or one or more of its existing majority-owned subsidiaries (Pure Biofuels del Peru S.A.C., Palma Industrial S.A.C., Ecopalma S.A.C., Aceite Pucallpa S.A.C., Palmas Tropicales S.A.C. Palmas De Oriente S.A.C. and Pucapalma S.A.C.), as borrower(s), in a principal amount of not less than $40,330,000 (January 15, 2009 or such earlier date, the “Maturity Date”).

The FDS Note contains the following special provisions:

(a) In partial consideration for Payee purchasing the Note from Payor, Payor agreed to issue to Payee seven-year warrants to purchase 6,666,666 shares of the common stock, par value $.001 per share, of Payor (the “Common Stock”) at an exercise price of $0.30 per share of Common Stock (the “Warrants”).  The Warrants are as described below and filed as Exhibit 10.3 to this Form 8-K.

(b) If an Event of Default under The FDS Note occurs and is continuing, then Payor shall issue to Payee on the date of such Event of Default seven-year warrants to purchase 26,666,666 shares of Common Stock at an exercise price of $0.30 per share of Common Stock. The Additional Warrants shall be substantially in the form as described in (a) above.

(c)  If an Event of Default under the FDS Note occurs and is continuing, then in addition to the issuance of the Additional Warrants pursuant to subsection (b) above, the Note shall be converted at Payee’s option into, and Payor shall issue to Payee on the date of such Event of Default either (i) a note evidencing a three-month term loan bearing an interest rate of 15% per annum to be paid in debt securities having identical terms and conditions to such three-month term loan or (ii) the number of duly authorized and validly issued shares of Common Stock equal to the total amount of principal outstanding on the Note divided by a conversion price of $0.30, such amount of principal outstanding to be measured on the date of such Event of Default.

FDS Warrants

In connection with the FDS Note, the Company issued to FDS Corporation S.A. (the “Holder”) Warrants with the right to purchase from the Company, 6,666,666 shares of the Company’s Common Stock (the “Warrant Shares”) at a price of $.30 per share (as adjusted from time to time in accordance the terms of the Warrant).

The Warrants may be exercised from December 4, 2008 to and including December 4, 2015.

The Warrants may be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the Market Price on the date of such election;

(B) = the Exercise Price of the Warrants, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

Plainfield Note and Warrants

Plainfield Note

On November 4, 2008, PURE BIOFUELS CORP. (the “Company” or “Payor”) executed a PROMISSORY NOTE (the “Plainfield Note”) promising to pay PLAINFIELD PERU I LLC, a Delaware limited liability company or its permitted assigns (“Payee”) with an address c/o Plainfield Asset Management LLC, 55 Railroad Avenue, Greenwich, CT 06830, in lawful money of the United States of America and in immediately available funds, the principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00).  Payor shall pay the principal amount to Payee in one (1) installment of $500,000.00 on the earlier of (a) January 15, 2009 and (b) the date Payor enters into an agreement with Banco Internacional del Perú - Interbank (“Interbank Peru”) pursuant to which Interbank Peru will provide term loan financing for Payor and/or one or more of its existing majority-owned subsidiaries (Pure Biofuels del Peru S.A.C., Palma Industrial S.A.C., Ecopalma S.A.C., Aceite Pucallpa S.A.C., Palmas Tropicales S.A.C. Palmas De Oriente S.A.C. and Pucapalma S.A.C.), as borrower(s), in a principal amount of not less than $40,330,000 (January 15, 2009 or such earlier date, the “Maturity Date”).

The Plainfield Note contains the following special provisions:

(a) In partial consideration for Payee purchasing the Plainfield Note from Payor, Payor agreed to issue to Payee seven-year warrants to purchase 3,333,333 shares of the common stock, par value $.001 per share, of Payor (the “Common Stock”) at an exercise price of $0.30 per share of Common Stock (the “Warrants”).  The Warrants are as described below and filed as exhibit 10.4 to this Form 8-K.

(b) If an Event of Default under the Plainfield Note occurs and is continuing, then Payor shall issue to Payee on the date of such Event of Default seven-year warrants to purchase 13,333,333 shares of Common Stock at an exercise price of $0.30 per share of Common Stock. The Additional Warrants shall be substantially in the form as described in (a) above.

(c)  If an Event of Default under the Plainfield Note occurs and is continuing, then in addition to the issuance of the Additional Warrants pursuant to subsection (b) above, the Note shall be converted at Payee’s option into, and Payor shall issue to Payee on the date of such Event of Default either (i) a note evidencing a three-month term loan bearing an interest rate of 15% per annum to be paid in debt securities having identical terms and conditions to such three-month term loan or (ii) the number of duly authorized and validly issued shares of Common Stock equal to the total amount of principal outstanding on the Note divided by a conversion price of $0.30, such amount of principal outstanding to be measured on the date of such Event of Default.

Plainfield Warrants

In connection with the Plainfield Note, the Company issued to Plainfield Peru I LLC (the “Holder”) Warrants with the right to purchase from the Company, 3,333,333 shares of the Company’s Common Stock (the “Warrant Shares”) at a price of $.30 per share (as adjusted from time to time in accordance the terms of the Warrant).

The Warrants may be exercised from December 4, 2008 to and including December 4, 2015.

The Warrants may be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the Market Price on the date of such election;

(B) = the Exercise Price of the Warrants, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

Letter Agreement

In connection with the FDS Note and the Plainfield Note (the “Bridge Loans”), the Company, FDS and Plainfield entered into a letter agreement (the “Letter Agreement”) dated December 4, 2008, which provided, among other matters, the following:

1. Trimarine Corporation S.A. (“Trimarine”) shall provide to the Company and/or or one or more of its existing majority-owned subsidiaries1, during the period commencing on the date of the issuance of the Convertible Notes (as defined below) and ending on the date two years subsequent to the date of such issuance, access to and the ability to utilize, on terms and conditions satisfactory to Plainfield in its sole reasonable discretion, Trimarine’s existing $40,000,000 working capital feedstock facility in an amount of not less than $40,000,000 for the funding of the Company’s and/or one or more of its existing majority-owned subsidiaries’ (listed in footnote 1 below) feedstock purchases in the ordinary course of business, pursuant to documentation related thereto that is satisfactory in form and substance to Plainfield in its sole reasonable discretion (the “Trimarine Facility”).

2. The Company shall (a) provide documentation in form and substance satisfactory to Plainfield and Trimarine in their reasonable discretion to the extent Company enters into an agreement with Banco Internacional del Peru – Interbank (“Interbank Peru”) pursuant to which Interbank Peru will provide term loan financing for the Company and/or one or more of its existing majority-owned subsidiaries (listed in footnote 1), as Company(s), in a principal amount of not less than $40,330,000 (the “Interbank Peru Financing”); (b) use its commercially reasonable efforts to refinance the Trimarine Facility by December 31, 2009 with a working capital facility obtained in the bank market (the “Refinancing”) or, if after using commercially reasonable efforts the Company is unable to consummate the Refinancing by such date, issue to Trimarine duly authorized and validly issued seven-year warrants to purchase one share of common stock par value $0.001 per share of the Company (the “Common Stock”) for every $1.00 of principal amount outstanding under the Trimarine Facility at December 31, 2009, at a strike price equal to 120% of the volume weighted average price of the Common Stock for the sixty (60) trading days immediately preceding December 31, 2009; provided, however, that the strike price shall not be less than $0.20 per share of Common Stock and not greater than $0.40 per share of Common Stock; and (c) cooperate fully with Plainfield and FDS in order to promptly and fully carry out the terms and provisions of this letter agreement and to execute and deliver such other agreements, documents or instruments and take such other actions as may be reasonably necessary or desirable to effectuate the terms of the Notes and the terms and conditions contained in the Letter Agreement and the term sheet attached as Annex A to the Letter Agreement.

__________________________
1 The existing majority-owned subsidiaries of the Borrower are as follows: Pure Biofuels del Peru S.A.C., Palma Industrial S.A.C., Ecopalma S.A.C.,  Aceite Pucallpa S.A.C., Palmas Tropicales S.A.C. Palmas De Oriente S.A.C. and Pucapalma S.A.C.

3. Plainfield shall (a) purchase $22,500,000 in aggregate principal amount of convertible notes (the “Convertible Notes”) from the Company on terms and conditions identical to the existing convertible notes of the Company held by Plainfield except for the additional terms contained in the term sheet attached as Annex A to the Letter Agreement and (b) release its liens securing the Loans (as defined in the Loan Agreement, dated as of September 12, 2007, as amended by amendments dated as of March 26, 2008 and November 4, 2008, among the Company, Pure Biofuels Del Peru S.A.C., Palma Industrial S.A.C., the other Credit Parties (as defined therein) and Plainfield Special Situations Master Fund Limited (as amended, the “Loan Agreement”)), in each case subject to and at such time as of each of the following conditions precedent is satisfied:

(a) the Interbank Peru Facility shall be in full force and effect, pursuant to documents that are satisfactory in form and substance to Plainfield in its sole reasonable discretion;

(b) all of the Loans under the Loan Agreement shall have been repaid in full;

(c) either (i) the Bridge Loans shall have been repaid in full substantially simultaneously out of a portion of the proceeds from the purchase of the Convertible Notes or (ii) additional warrants shall be issued to Plainfield and FDS pursuant to the terms of the Notes and the Bridge Loans shall be converted, at the option of the respective payee, into either (A) a note evidencing a three-month term loan, or (B) the common stock of the Company, both option (A) and (B) pursuant to the terms of the Notes;

(d) the Company and/or one or more of its existing majority-owned subsidiaries (listed in footnote 1) shall have access to the Trimarine Facility (as described in paragraph 1 above) and the ability to utilize it, on terms and conditions satisfactory to Plainfield in its sole reasonable discretion, for the funding of the Company’s and/or one or more of its majority-owned subsidiaries’ (listed in footnote 1) feedstock purchases in the ordinary course of business, pursuant to documents that are satisfactory in form and substance to Plainfield in its sole reasonable discretion;

(e) the Convertible Notes shall have been executed and delivered and be in full force and effect, pursuant to documents that are satisfactory in form and substance to Plainfield in its sole reasonable discretion; and

(f) Plainfield shall have received evidence satisfactory to it in its sole reasonable discretion that no potential or actual events of default exist under the Trimarine Facility, the Interbank Peru Facility, the Refinancing or the Convertible Notes.

 Annex A to the Letter Agreement provides as follows:

Permitted Prepayment:	The Borrower may prepay the Convertible Notes without penalty.

Conversion:	The Convertible Notes shall be convertible at the option of Plainfield into shares of Common Stock at any time on or after January 1, 2010.

Additional Warrants:
In the event the Convertible Notes are not repaid prior to December 31, 2009, the Borrower shall issue to Plainfield on December 31, 2009, duly authorized and validly issued seven-year warrants to purchase one share of Common Stock for every $1.00 principal amount of Convertible Notes outstanding, at a strike price equal to 120% of the volume weighted average price of the Common Stock for the sixty (60) trading days immediately preceding December 31, 2009; provided, however, that the strike price shall not be less than $0.20 per share of Common Stock and not greater than $0.40 per share of Common Stock.

The FDS and Plainfield Notes and Warrants and the Letter Agreement are filed as exhibits to this Form 8-K and should be referred to in their entirety for complete information concerning the Notes, Warrants and the Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure under Item 1.01 of this Report, which is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

See disclosure under Item 1.01 of this Report, which is incorporated by reference in this Item 3.02.

We relied upon Section 4(2) of the Securities Act of 1933, as amended, for the above issuances.

We believed that Section 4(2) of the Securities Act was available because:

·	The issuance did not involve underwriters, underwriting discounts or commissions.
·	Restrictive legends were placed on the warrants issued as described above.
·	The issuance did not involve general solicitation or advertising.
·	The issuance was made solely to Accredited Investors (as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	FDS NOTE in the principal amount of ONE MILLION DOLLARS ($1,000,000.00).

10.2	PLAINFIELD NOTE in the principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00).

10.3	FDS Warrants

10.4	Plainfield Warrants

10.5	Letter Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOFUELS CORP.

Date: December 9, 2008	By: /s/ Luis Goyzueta
Luis Goyzueta Chief Executive Officer and Director